Revenue recognition	12 Months Ended
Dec. 31, 2018
Contract Liabilities [Abstract]
Revenue recognition
4.	Revenue recognition

Revenue from contracts with customers

(i)	Disaggregated revenue

The Group discloses revenue by reportable segment and geographic area in Note 6.

(ii)	Performance obligations

The Group discloses its policies for how it identifies, satisfies, and recognizes its performance obligations associated with its contracts with customers in Note 2.

(iii)Contract liabilities

The Group’s contract liabilities from contracts with customers consist only of deferred revenue. Deferred revenue is mainly comprised of subscription fees collected for services not yet performed and therefore the revenue has not been recognized. Revenue is recognized over time as the services are performed. As of December 31, 2018 and 2017, the Group had deferred revenue of €258 million and €216 million, respectively. The increase in deferred revenue in 2018 is a result of an increase in the number of Premium Subscribers. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period up to a year.

Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2018, 2017, and 2016 is €210 million, €149 million, and €92 million respectively.